Exhibit 10.3

April 2, 2010

STOCK BUILDING SUPPLY, LLC

8020 Arco Corporate Drive

Raleigh, NC 27617

Attn: Chief Financial Officer

Fax No. (919) 431-1180

Re:    Amendment Number Two and Waiver to Credit Agreement (this “Amendment”)

Ladies and Gentlemen:

Reference is made hereby to that certain Credit Agreement, dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among STOCK BUILDING SUPPLY HOLDINGS II, LLC, a Delaware limited liability company (the “Parent”), each of Parent’s Subsidiaries listed on the signature pages hereto (such Subsidiaries are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as “Borrowers”), the lenders party thereto (“Lenders”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (formerly known as Wells Fargo Foothill, LLC), as the administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”) and as co-lead arranger, and BANK OF AMERICA, N.A., as co-lead arranger. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Borrowers have requested that Agent and Lenders make certain amendments to the Credit Agreement and agree to waive certain Events of Default. Subject to the terms and conditions contained herein, Agent and Lenders are willing to accommodate Borrowers’ requests.

Effective as of the date hereof, Borrowers, Agent, and the Lenders hereby agree as follows:

1. Agent and the Lenders hereby waive the Event of Default that arose on February 28, 2010 as a result of cash disbursements from payables and/or payroll accounts made by any Loan Party or Restricted Subsidiary on behalf of any of the DWF Entities exceeding $5,000,000 on February 28, 2010 (the “Specified Event of Default”); provided, however, nothing herein, nor any communications among Borrowers, Agent, or any Lender, shall be deemed a waiver with respect to any Events of Default, other than the Specified Event of Default, or any future failure of any Loan Party to comply fully with any provision of any Loan Document to which it is a party, and in no event shall this waiver be deemed to be a waiver of enforcement of any of Agent’s or Lenders’ rights or remedies under the Credit Agreement and the other Loan Documents, at law (including under the Code), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 9.1 of the Credit Agreement, with respect to any other Defaults or Events of Default now existing or hereafter arising.

2. The definition of “Permitted Acquisition” appearing in Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating clause (c) of such definition as follows:

“(c) no Indebtedness will be incurred, assumed, or would exist with respect to Parent or its Restricted Subsidiaries as a result of such Acquisition, other than Indebtedness permitted under clauses (l), (m) or (o) of the definition of Permitted Indebtedness and no Liens will be incurred, assumed or would exist with respect to the assets of Parent or its Restricted Subsidiaries as a result of such Acquisition other than Permitted Liens,”.

Agent hereby notifies the Lenders and Borrower that it has agreed to extend the deadline for the delivery of documents required pursuant to Section 5.11 of the Credit Agreement in connection with Stock Building Supply, LLC’s formation of Stock Building Supply of Arkansas, LLC to April 5, 2010.

The Credit Agreement, as amended hereby, and each of the other Loan Documents, as amended as of the date hereof, shall be and remain in full force and effect in accordance with their respective terms and hereby are restated, ratified and confirmed in all respects effective as of the date hereof and as amended hereby. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. The modifications and waivers set forth herein are limited to those specified herein, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default (other than the Specified Event of Default), shall not operate as a consent to any further or other matter under the Loan Documents and shall not be construed as an indication that any future waiver of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver which may hereafter be requested by Borrowers remains in the sole and absolute discretion of Agent and the Lenders.

Each Loan Party hereby represents and warrants that (a) the execution, delivery, and performance of this Amendment are within its corporate or similar powers, have been duly authorized by all necessary corporate or other action of such Loan Party, and are not in contravention of any material provision of federal, state, or local law or regulation applicable to it, or any order, judgment or decree of any court or other Governmental Authority binding on it, or of the terms of its charter or bylaws, or of any Material Contract of any Loan Party (except as would not reasonably be expected to have a Material Adverse Change), (b) after giving effect to this Amendment, as of the date hereof, no Default or Event of Default shall have occurred and be continuing, and (c) after giving effect to this Amendment, the representations and warranties in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

Each Loan Party hereby (a) acknowledges and reaffirms its obligations owing to the Agent and the Lenders under each Loan Document to which it is a party, and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect as modified hereby. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document, to Agent, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for

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such obligations from and after the date hereof. All obligations owing by each Loan Party to Agent and the Lenders are unconditionally owing by such Loan Party to Agent and the Lenders, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever.

Each undersigned Guarantor consents to the modification of the Credit Agreement as set forth in this Amendment. Although such Guarantor has been informed of the matters set forth herein and has agreed to the same, it understands that neither Agent nor any Lender has any obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.

THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

This Amendment is a Loan Document.

[Signature pages to follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Very Truly Yours,

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (formerly known as Wells Fargo Foothill, LLC), as Agent and a Lender

By:	/s/ Amelie Yehros
Name:	Amelie Yehros
Title:	SVP

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO AND WAIVER TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Bobby P.S. Bans
Name:	Bobby P.S. Bans
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO AND WAIVER TO CREDIT AGREEMENT]

Accepted and Agreed:

STOCK BUILDING SUPPLY HOLDINGS II, LLC,

a Delaware limited liability company

By:	/s/ Bryan Yeazel
Name:	Bryan Yeazel
Title:	SVP

STOCK BUILDING SUPPLY HOLDINGS, LLC,

a Virginia limited liability company

By:	/s/ Bryan Yeazel
Name:	Bryan Yeazel
Title:	SVP

COLEMAN FLOOR, LLC,

a Delaware limited liability company

By:	/s/ Bryan Yeazel
Name:	Bryan Yeazel
Title:	SVP

SBS CONSTRUCTION SERVICES OF NEW MEXICO, LLC,

a Delaware limited liability company

By:	/s/ Bryan Yeazel
Name:	Bryan Yeazel
Title:	SVP

STOCK BUILDING SUPPLY, LLC,

a North Carolina limited liability company

By:	/s/ Bryan Yeazel
Name:	Bryan Yeazel
Title:	SVP

STOCK BUILDING SUPPLY OF FLORIDA, LLC,

a Florida limited liability company

By:	/s/ Bryan Yeazel
Name:	Bryan Yeazel
Title:	SVP

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO AND WAIVER TO CREDIT AGREEMENT]

STOCK BUILDING SUPPLY MIDWEST, LLC,

a Delaware limited liability company

By:	/s/ Bryan J. Yeazel
Name:	Bryan J. Yeazel
Title:	SVP

STOCK BUILDING SUPPLY OF TEXAS, LLC,

a Delaware limited liability company

By:	/s/ Bryan J. Yeazel
Name:	Bryan J. Yeazel
Title:	SVP

STOCK BUILDING SUPPLY WEST, LLC,

a Utah limited liability company

By:	/s/ Bryan Yeazel
Name:	Bryan Yeazel
Title:	SVP

SBS CONSTRUCTION HOLDINGS, LLC,

a Virginia limited liability company

By:	/s/ Bryan Yeazel
Name:	Bryan Yeazel
Title:	SVP

STOCK BUILDING SUPPLY WEST (USA), INC.,

a Delaware corporation

By:	/s/ Bryan Yeazel
Name:	Bryan Yeazel
Title:	SVP

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO AND WAIVER TO CREDIT AGREEMENT]